April 24, 2015

Supplement to the Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information of:

Deutsche X-trackers 2010 Target Date ETF

Deutsche X-trackers 2020 Target Date ETF

Deutsche X-trackers 2030 Target Date ETF

Deutsche X-trackers 2040 Target Date ETF

Deutsche X-trackers In-Target Date ETF

On April 24, 2015, the Board of Directors of the db-X Exchange Traded Funds Inc. (the “Company”), unanimously voted to close and liquidate the Deutsche X-trackers 2010 Target Date ETF, Deutsche X-trackers 2020 Target Date ETF, Deutsche X-trackers 2030 Target Date ETF, Deutsche X-trackers 2040 Target Date ETF and Deutsche X-trackers In-Target Date ETF (each, a “Liquidating Fund,” and collectively, the “Liquidating Funds”). After the close of business on May 15, 2015, the Liquidating Funds will no longer accept creation orders and the final day of trading on the NYSE Arca, Inc. (“NYSE”) will be May 18, 2015. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about May 27, 2015.

When each Liquidating Fund commences liquidation of its portfolio securities, a Liquidating Fund may hold cash and securities that may not be consistent with the Liquidating Fund’s investment objective and strategy. During this period, each Liquidating Fund is likely to incur higher tracking error than is typical for the Liquidating Fund. Furthermore, during the time between market open on May 19, 2015 and May 27, 2015, because shares will not be traded on the NYSE, we cannot assure you that there will be a market for your shares.

Shareholders may sell their holdings of a Liquidating Fund on the NYSE until the market close on May 18, 2015, and may incur typical transaction fees from their broker-dealer. When the liquidation of the portfolio securities of the Liquidating Funds is complete, shares of the Liquidating Funds will be individually redeemed. If you still hold shares on May 19, 2015, each Liquidating Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally will recognize a capital gain or loss on the redemptions. The Liquidating Funds may or may not, depending upon each Liquidating Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

If you have additional questions, please call 1-866-369-4617.

Please retain this supplement for future reference.